SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2003

FRONTIER AIRLINES, INC

(Exact name of Registrant as specified in its charter)

Colorado	0-24126	84-1256945

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, CO (Address of principal executive offices)		80249 (zip code)

Registrant’s telephone number, including area code: (720) 374-4200

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following exhibits are being furnished herewith:

     99.1 Press Release dated September 18, 2003.

Item 9. Regulation FD Disclosure.

     Frontier issued a press release on September 18 regarding its code share arrangement with Horizon Air. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER AIRLINES, INC

Date: September 18, 2003	By:	/s/ Jeff Potter

Jeff Potter, President and Chief Executive Officer

	By:	/s/ Paul Tate

Paul Tate, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated September 18, 2003.